UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2007

FOX PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-125695

(Commission File Number)

N/A

(IRS Employer Identification No.)

64 Knightsbridge, London England SW1X 7JF

(Address of principal executive offices and Zip Code)

44-207-590-9630

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 8, 2007, we entered into an employment agreement with Richard Moore, pursuant to which Mr. Moore will serve as our President and Chief Executive Officer. Mr. Moore is required to work a minimum of three days per week for us. In consideration for Mr. Moore’s services, we will pay him a salary of $12,000 per month. We will also reimburse Mr. Moore for all reasonable traveling and other expenses incurred by him in connection with his services to us. In addition, Mr. Moore is entitled to a minimum annual vacation of four weeks. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement. On June 8, 2007, we appointed Mr. Moore as our President, Chief Executive Officer and Director.

On June 8, 2007, Alexander Craven and Richard Moore entered into a share purchase agreement in which Mr. Craven will transfer to Mr. Moore, 6,000,000 restricted shares of common stock for consideration of US $1.00. On June 8, 2007, Alexander Craven, Richard Moore, our company, and Clark Wilson LLP entered into an escrow agreement in which Mr. Craven and Mr. Moore have agreed that 6,000,000 restricted shares of our common stock sold by Mr. Craven to Mr. Moore are to be held by an escrow agent, Clark Wilson LLP. Subject to certain adjustments, the escrow agent will release 500,000 shares of common stock to Mr. Moore every three month starting July 20, 2007. Clark Wilson LLP is our legal counsel.

On June 8, 2007, Alexander Craven, our Vice President, Finance, Secretary, Treasurer and Director, entered into a consulting agreement with us, pursuant to which we will pay Mr. Craven $5,000 per month and all reasonable travelling and other expenses incurred by him in connection with his duties to us. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement.

On June 8, 2007, Richard Bullock, our Chairman and Director, entered into a consulting agreement with us, pursuant to which we will pay Mr. Bullock $3,000 per month and all reasonable travelling and other expenses actually and properly incurred by him in connection with his duties. The term of the agreement is for an indefinite period and may be terminated with or without cause, according to the terms of the agreement.

Item 9.01	Financial Statements and Exhibits
10.1	Employment Agreement with Richard Moore (incorporated by reference from our annual report filed on June 13, 2007)
10.2	Share Purchase Agreement (incorporated by reference from our annual report filed on June 13, 2007)
10.3	Escrow Agreement (incorporated by reference from our annual report filed on June 13, 2007)
10.4	Consulting Agreement with Alexander Craven (incorporated by reference from our annual report filed on June 13, 2007)
10.5	Consulting Agreement with Richard Bullock (incorporated by reference from our annual report filed on June 13, 2007)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

Per: /s/ Alexander Craven

Alexander Craven

Director

Dated: June 18, 2007